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                             EXCELSIOR FUNDS, INC.

                              Blended Equity Fund
                             Large Cap Growth Fund
                              Optimum Growth Fund
                                 Small Cap Fund
                          Value and Restructuring Fund
                               Value Equity Fund
                       Energy and Natural Resources Fund
                                Real Estate Fund
                                Technology Fund

                       Supplement dated November 14, 2000
                       to Prospectus dated August 1, 2000
                        (as revised September 12, 2000)

   The third paragraph under the "Portfolio Managers" section on page 24 is deleted in its entirety.

   The fourth paragraph under the "Portfolio Managers" section on page 24 is revised and restated in its entirety to read as follows:

    All investment decisions for the Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value Equity Fund and the Technology Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee. United States Trust Company of New York provides its investment advisory services to the Large Cap Growth Fund, Optimum Growth Fund, and the Technology Fund primarily through its Campbell Cowperthwait division.